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                                                                   EXHIBIT 10.32

                                                                  August 4, 1994


Citadel Holding Corporation
600 North Brand Boulevard
Glendale, California  91203

Gentlemen:

          This will refer to the Form OC, filed on June 16, 1994, with the Office of Thrift Supervision (OTS Docket No. 5770), as amended. Terms defined in the Form OC shall have their same respective meanings when used herein.

          Effective as of the Closing:

          (1) The undersigned hereby resigns as a Director and as the President and Chief Executive Officer of Citadel.

          (2) The letter agreement of guaranty and employment between us, dated June 2, 1992, as amended, is hereby terminated.

          (3) The term note dated October 29, 1992, (the "Original Note") in the principal amount of $240,000 made by the undersigned in your favor, as amended by an amendment dated March 24, 1993, is amended and restated as set forth in Exhibit A hereto and made a part hereof (the "Amended Note").

          (4) The undersigned will deliver to Citadel the Amended Note and Citadel will return to the undersigned the Original Note.

          Please confirm your acceptance (as to (1) above) and agreement (as to (2), (3) and (4) above) by signing the
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Citadel Holding Corporation
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enclosed copy of this letter and returning it to the undersigned.


                                         Very truly yours,

                                         /s/ Richard M. Greenwood

                                         Richard M. Greenwood


Accepted and agreed.

Citadel Holding Corporation

By /s/ Godfrey B. Evans
   _________________________

Approved by the Board of
Directors of Citadel Holding
Corporation on 7/27, 1994.
               ____

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